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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 --------------



       Date of Report (Date of earliest event reported): November 15, 1999


                          GELTEX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                   0-26872                            04-3136767
---------------              ------------                    -------------------
(State or other              (Commission                        (IRS Employer
jurisdiction of              File Number)                    Identification No.)
incorporation)


                 153 SECOND AVENUE, WALTHAM, MASSACHUSETTS 02451
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: 781-290-5888
                                                    ------------

         Nine Fourth Avenue, Waltham, Massachusetts 02451
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

     On November 15, 1999, the Registrant publicly disseminated a press release announcing that the Registrant had entered into a binding Letter of Intent with Sankyo Pharma, Inc. to grant Sankyo Pharma, Inc. exclusive marketing rights in the United States for Cholestagel(R) (colesevelam hydrochloride) for the treatment of hypercholesterolemia, characterized by undesirably high blood cholesterol levels. Under the Letter of Intent, Sankyo has also agreed to purchase an option to global rights to GelTex's second generation cholesterol-lowering product. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     99.1      The Registrant's Press Release dated November 15, 1999.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GelTex Pharmaceuticals, Inc.
                                         ----------------------------
                                         (Registrant)

Date: November 15, 1999                  /s/ Mark Skaletsky
                                         -------------------------------
                                         Mark Skaletsky
                                         President and CEO


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                                  EXHIBIT INDEX

Exhibit                                                                                 Sequential
Number                              Description                                         Page Number
-------                             -----------                                         -----------

99.1                                The Registrant's Press Release                             4
                                    dated.


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